Exhibit 99.1

NASDAQ: CVLY Investor Presentation Boenning & Scattergood Community Bank Conference August 9, 2018 Larry J. Miller Chairman, President and Chief Executive Officer lmiller@peoplesbanknet.com 717 - 747 - 1500

SAFE HARBOR NOTICE REGARDING FORWARD - LOOKING STATEMENTS 2 This presentation contains forward - looking statements about Codorus Valley Bancorp, Inc . that are intended to be covered by the safe harbor for forward - looking statements provided by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are not historical facts . These statements can be identified by the use of forward - looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” “anticipate” or similar terminology . Such forward - looking statements include, but are not limited to, discussions of strategy, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives, goals, expectations or consequences ; and statements about future performance, operations, products and services of Codorus Valley Bancorp, Inc . and its subsidiaries . Codorus Valley Bancorp, Inc . cautions readers not to place undue reliance on forward - looking statements and to consider possible events or factors that could cause results or performance to materially differ from those expressed in the forward - looking statements, including, but not limited to : ineffectiveness of the corporation’s business strategy due to changes in current or future market conditions ; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services ; inability to achieve merger - related synergies ; interest rate movements ; difficulties in integrating distinct business operations, including information technology difficulties ; challenges in establishing and maintaining operations in new markets ; volatilities in the securities markets ; and deteriorating economic conditions . Additional factors that may affect forward - looking statements made in this presentation can be found in Codorus Valley Bancorp, Inc . ’s Quarterly Reports on Forms 10 - Q and its Annual Report on Form 10 - K, as filed with the Securities and Exchange Commission and available on the corporation’s website at www . peoplesbanknet . com and on the Securities and Exchange Commission’s website at www . sec . gov . We include web addresses here as inactive textual references only . Information on these websites is not part of this presentation . Forward - looking statements in this presentation speak only as of the date of this presentation and Codorus Valley Bancorp, Inc . makes no commitment to revise or update such statements to reflect changes that occur after the date the forward - looking statement was made .

FRANCHISE OVERVIEW • Largest independent financial institution headquartered in York, Pennsylvania • Founded in Glen Rock, Pennsylvania in 1864 • 25 PeoplesBank Financial Centers in Pennsylvania and Maryland • 11 Limited Services Facilities with deposits of over $49 million • Financial highlights as of June 30, 2018* • Provides commercial, small business, and consumer banking services to over 35,500 households • Named one of the Top 200 Community Banks in the United States for four years in a row by American Banker Magazine** • Voted “Best Bank in York County” by readers of the York Sunday News in 2016, 2017, and 2018 • Added to the Russell 2000 Index in June 2016 *Unaudited **Based on average three year return on equity. - 17 in York County, PA - 1 in Cumberland County, PA - 1 in Lancaster County, PA - 2 in Harford County, MD - 3 in Baltimore County, MD - 1 in Baltimore City, MD 3 - $1.78 billion in total assets - $1.47 billion in total loans - $1.44 billion in total deposits - $731 million in wealth management assets under management - 6 in York County, PA - 5 in Lancaster County, PA

MARKET OVERVIEW • Ranked 2 nd out of 15 banks in the York County market area with a deposit market share of 15.4%*. • Strategically positioned in one of the fastest - growing regions along the East Coast, within a short drive of the major metropolitan areas of Baltimore, Philadelphia, and Washington, D.C.** • The south central Pennsylvania and northern Maryland markets are home to a diverse mix of businesses and industries, including major manufacturing, health care, higher education, government, and retail services, with a highly - educated workforce and household incomes that are greater than state and national averages.** * Based on FDIC data as of June 30, 2017. ** Based on United States Census Bureau data. 4

EXPERIENCED LEADERSHIP PeoplesBank Executive Title Years with PeoplesBank Years in Banking Larry J. Miller* Chairman, President and Chief Executive Officer 47 47 Diane E. Baker, CPA* Executive Vice President, Chief Operating and Risk Officer 23 23 Timothy J. Nieman, Esq.* General Counsel and Secretary < 1 25 Stephen M. Altland Senior Vice President, Wealth Management Division 9 31 Scott R. Campagna Senior Vice President, Chief Information Officer 2 4 Matthew A. Clemens, SPHR Senior Vice President, Chief Administrative Officer 16 29 Lynn D. Crenshaw Senior Vice President, Retail Sales and Services Division 13 41 Amy L. Doll Senior Vice President, Chief Lending Officer 8 16 Kent A. Ketterman Senior Vice President, Director of Commercial Real Estate Lending 30 30 Todd A. Tyson, CAMS, CFSSP, CBSM Senior Vice President, General Services Division , Security Officer 40 40 Eric G. Warfel Senior Vice President, Director of Commercial Lending 2 24 Steven E. Miller Vice President, Chief Credit Officer 21 21 Kristen M. Heisey Vice President, Director of Marketing and Client Experience < 1 3 5 * Holding company officer

STRATEGIC OBJECTIVES Focus on Establishing and Expanding Profitable Long - Term Client Relationships • High - quality personalized service practices and a broad range of delivery channels, including an enhanced digital platform, in order to optimize the client experience • Provide professional participation in and appropriate financial support for non - profit organizations located in communities within our service area Focus on Profitability and Operating Efficiency • Maintain a strong net interest margin through strategic loan pricing, selective investing, lower - cost funding, and effective management of interest rate risk • Continuously seek efficiency opportunities • Increase noninterest income through an expansion of wealth management activities, cash management and deposit services, and SBA Guaranteed Lender activities Focus on Risk Management • Regular and proactive asset quality assessments • Attract and retain talented executives and staff • Maintain appropriate policies, procedures, and enterprise risk management programs Focus on Capital • M anaging capital by providing adequate resources and earnings retention in support of franchise growth initiatives • Return to shareholders through cash and stock dividends 6

TOTAL ASSETS $ in millions $800 $1,000 $1,200 $1,400 $1,600 $1,800 $1,779 $1,214 $1,456 $1,612 $1,709 $1,151 7 *Reflects the acquisition of Madison Bancorp, Inc. **Unaudited (1) CAGR – Compound Annual Growth Rate Note: 2013 - 2017 as of 12/31 Source: Company Documents

LOAN AND DEPOSIT GROWTH $ in millions 8 $0 $300 $600 $900 $1,200 $1,500 $859 $920 $1,123 $1,400 $1,271 $ 1,466 $925 $955 $1,094 $1,385 $1,260 $1,443 Loans Deposits *Reflects the acquisition of Madison Bancorp, Inc. **Unaudited Note: 2013 - 2017 as of 12/31 Source: Company Documents

LOAN COMPOSITION as of 6/30/2018* Real Estate - Investor Other Commercial Builder and Developer Consumer and Home Equity Wholesale and Retail Real Estate - Residential Manufacturing Hotel/Motel Agricultural 31.2% $458 million 21.9% $321 million 11.0% $161 million 5.2% $76 million 8.2% $120 million 4.5% $66 million • $17 million house limit to one borrower • $28 million legal lending limit 9 7.1% $105 million 5.5% $80 million *Unaudited Source: Company Documents 5.4% $79 million

COMPOSITION OF NON - PERFORMING ASSETS 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 6/30/2018* Nonaccrual loans Foreclosed real estate, net 90 - days past due Total nonperforming assets $15,300 4,068 0 $19,368 $8,626 2,542 54 $11,222 $3,233 2,913 484 $6,630 $3,114 2,705 733 $6,552 $5,052 216 76 $5,344 $5,610 193 76 $5,879 NPA ratio 2.24% 1.22% 0.59% 0.51% 0.38% 0.40% Total loans, not available for sale $859,384 $920,090 $1,123,211 $1,270,771 $1,399,764 $1,465,896 Allowance for loan/lease losses $9,975 $11,162 $12,704 $14,992 $16,689 $17,147 ALLL ratio 1.16% 1.21% 1.13% 1.18% 1.19% 1.17% Net charge - off ratio 0.10% 0.05% 0.19% 0.06% 0.18% 0.01%** Note: Dollars in thousands. 10 *Unaudited ** Annualized Source: Company Documents

DEPOSIT COMPOSITION as of 6/30/2018* 32.7% $471 million 18.3% $265 million 18.0% $260 million 13.1% $189 million 11.7% $169 million 6.2% $89 million Money Market Time Deposits less than $100,000 Noninterest-bearing demand Time Deposits $100,000 or More Interest Bearing Demand Savings • Noninterest - bearing deposits grew $43.0 million, or 19.9%, from June 30, 2017 to June 30, 2018 11 *Unaudited Source: Company Documents

AVAILABLE FOR SALE INVESTMENT SECURITIES as of 6/30/2018*, allocation based upon fair value 48.8% $75 million 31.4% $49 million 19.8% $31 million US Agencies MBS State and Municipal US Treasury & Agencies • Conservative management, investment grade instruments • Well - laddered portfolio • Tax - equivalent yield of 2.48% for second quarter ended June 30, 2018 with an average life of 4.7 years 12 *Unaudited Source: Company Documents

WEALTH MANAGEMENT ASSETS UNDER MANAGEMENT ($ in millions) $0 $100 $200 $300 $400 $500 $600 $700 $800 Trust and Investment Services PeoplesWealth Advisors $711 $307 $563 $402 $99 $332 $309 $208 $231 13 $304 $211 $ 515 *Unaudited **Rebranded in November 2016, formerly known as Codorus Valley Financial Advisors, Inc. Note: 2013 - 2017 as of 12/31 Source: Company Documents ** $413 $318 $731 174 87 $261

NET INCOME, NET INTEREST MARGIN AND NET OVERHEAD Net I ncome available to Common Shareholders $000 Net Interest Margin % (1) Peer Net Interest Margin % (2) Net Overhead % (3) Peer Net Overhead % Year Ended 12/31/2013 $10,316 3.83 3.61 2.05 2.03 12/31/2014 $11,595 3.84 3.64 2.08 2.06 12/31/2015 $11,015 3.79 3.60 2.12 1.97 12/31/2016 $13,086 3.89 3.58 2.15 1.93 12/31/2017 (4) $14,759 3.84 3.64 2.03 1.90 6/30/2018* $10,137 3.89 3.65 2.11 1.97 Notes: 1) Net interest income, taxable equivalent basis, as a % of average interest earning assets. 2) The peer group is defined as bank holding companies with consolidated assets between $1 billion and $3 billion. 2018 peer data is as of the March 31, 2018 Bank Holding Company Performance Report from the Federal Reserve. 3) Noninterest expense less noninterest income as a % of average assets. 4) Represents a Non - GAAP Net Income Available to Common Shareholders as it excludes the $2.8 million net deferred tax asset revaluation associated with the 2017 Tax Cuts and Jobs Act. 14 *Unaudited Source: Company Documents

EARNINGS PERFORMANCE Net income available to common shareholders in $000’s 1) Earnings reflect Net Income Available to Common Shareholders 2) A mounts shown for EPS reflect adjustments for the impact of stock dividends. 3) Earnings per share reflects the issuance of 1,746,850 common shares issued in the public offering completed in December 2015. 4) Represents Non - GAAP measures as the figures exclude the $2.8 million net deferred tax asset revaluation recorded in 2017 associated with the Tax Cuts and Jobs Act. Year Ending 12/31 15 *Unaudited (1) LTM – Last Twelve Months Source: Company Documents 2013 2014 2015 2016 2017 (4) Earnings (1) $10,316 $11,595 $11,015 $13,086 $14,759 EPS (Dil.) (2)(3) $1.75 $1.75 $1.58 $1.48 $1.64 ROA 0.96% 0.98% 0.82% 0.88% 0.89% ROE 10.08% 10.22% 8.94% 8.47% 9.10% LTM (1) 6/30/2018 6/30/2018* $15,037 $10,137 $1.67 $1.12 0.89% 1.18% 9.04% 12.13%

CODORUS VALLEY BANCORP, INC. STOCK (NASDAQ: CVLY) Based on financial information and market data as of June 30, 2018. 16 Price Per Share $30.68 Price - to - Book Value 161% Price - to - LTM EPS 18.37 Dividend Yield 2.17% Book Value Per Share $19.05

CONSOLIDATED CAPITAL RATIOS Notes: 1) Shareholders’ equity less unrealized gains (losses) plus trust preferred capital as a % of risk - weighted assets. 2) Tier 1 capital plus ALLL as a % of risk - weighted assets. 3) Tier 1 capital as a % of quarterly average total assets. 4) Impacted by $34.5 million raised in common shares public offering completed in December 2015. 5) Peer group is defined as banks with consolidated assets between $1 billion and $3 billion. Peer data is as of the March 31, 2 018 Bank Holding Company Performance Report from the Federal Reserve. 17 Tier 1 Common Equity Tier 1 RBC (1) Total RBC (2) Leverage (3) 12/31/2013 - 12.8 13.9 10.2 12/31/2014 - 13.2 14.4 10.3 12/31/2015 (4) 12.6 14.5 15.6 11.7 12/31/2016 11.9 12.7 13.8 10.8 12/31/2017 11.6 12.3 13.5 10.3 6/30/2018* 11.8 12.5 13.7 10.4 BHC peer group average (5) 12.7 13.4 14.7 10.2 Regulatory well - capitalized minimums 6.5 8.0 10.0 5.0 *Unaudited Source: Company Documents

INVESTMENT CONSIDERATIONS 18 • Strong and consistent core profitability • 150+ year market presence with a continued commitment to community banking • Strategic geographic positioning with compelling opportunities going forward in an economically strong and demographically diverse market • Growing fee income platforms that provide a consistent stream of revenue • Loan portfolio generating a solid net interest margin while maintaining a NPA ratio well below 1.00% • Experienced management team and dedicated Board that possess a clear understanding of the risks, opportunities, and challenges facing our industry and the communities we serve • Demonstrated organic growth and proven ability to execute acquisitions

APPENDIX

CONSISTENT RETURN OF CAPITAL 20 Year Total Cash Dividends Per Share* Stock Dividend Issued 2013 $0.360 5.0% 2014 $0.404 5.0% 2015 $0.440 5.0% 2016 $0.472 5.0% 2017 $0.516 5.0% 6/30/2018 (1) $0.465 0.0% Total Return Since the Beginning of 2013: 204.66% * *As of July 31, 2018. Source: SNL Financial *Dividends per share adjusted for 5% stock dividend impact (1) Dividends declared as of August 7, 2018

GAAP TO NON-GAAP RECONCILIATION

CODORUS VALLEY BANCORP, INC.

U.S. securities laws require that when we publish any non-GAAP financial measure, we disclose the reason for using the non-GAAP measure and provide reconciliation to the most directly comparable GAAP measure. The presentation of adjusted net income is a non-GAAP measure. Adjusted net income represents net income calculated in accordance with U.S. GAAP as adjusted for the impact of the Tax Cuts and Jobs Act on deferred tax assets representing a one-time non-cash charge. The table below also shows the computation of the diluted earnings per common share, return on average assets and return on average equity excluding the reduction in the net deferred tax asset value due to the new corporate tax rate of 21 percent enacted as part of the Tax Cuts and Jobs Act. Management believes that eliminating the effects of the Tax Cuts and Jobs Act makes it easier to analyze the results by presenting them on a more comparable basis.

		Twelve Months Ended December 31, 2017
Net income available to common shareholders Reported (GAAP)	a	$12,004
Items impacting comparability:		
Revaluation of net deferred tax asset due to corporate rate change	b	2,755
Net income available to common shareholders Comparable (Non-GAAP)	c	$14,759
Diluted weighted average number of shares outstanding	d	8,975
Diluted EPS	a/d	$1.34
Diluted impact of Tax Cuts and Jobs Act	b/d	.30
Adjusted Diluted		$1.64
Average total assets	e	$1,656,023
Average stockholders' equity	f	$162,221
Return on average assets	a/e	0.72%
Adjusted return on average assets	c/e	0.89%
Return on average equity	a/f	7.40%
Adjusted return on average equity	c/f	9.10%

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EXPERIENCED MANAGEMENT 22 Larry J. Miller Chairman, President and CEO A resident of York County, PA since 1972, Mr. Miller has served as a Director, President and Chief Executive Officer of the Company since 1986 and of the Bank from 1981 to 2016. He was named Chairman of both entities in 2015. Mr. Miller attended York College of Pennsylvania, is a graduate from The Pennsylvania School of Banking at Bucknell University, and has served as Chairman of the Board of Directors of the United Way of York County, the York County Economic Development Corporation, YorkCounts , Cultural Alliance of York County, Wellspan Health System, and in leadership capacities for various other non - profit organizations. He is a resident of York, PA. Diane E. Baker, CPA Vice President Ms. Baker joined the Bank in 1994 and currently oversees Operations and the Risk Management functions of the Bank as Executive Vice President, Chief Operating and Risk Officer. She is a graduate of Franklin & Marshall College and the Stonier Graduate School of Banking. Ms. Baker is active in many community organizations and currently serves as Vice President of York City Dollars for Scholars, Inc. She is a resident of York, PA. Timothy J. Nieman, Esq. General Counsel & Secretary Mr. Neiman serves as General Counsel of the Company since January 2018. He has 25 years of legal experience, including commercial litigation, banking litigation and business counseling. He was most recently a Partner in the Harrisburg law firm, Rhoads & Sinon LLP. He is a graduate of Muskingum College with a Bachelor of Arts in History and Economics. He is also a graduate of the University of Virginia - School of Law with a Juris Doctorate. Counsel Nieman is a member of the Pennsylvania Bar Association, the Dauphin County Bar Association, the Federal Bar Association, and the Bar Association of the Third Federal Circuit. He is also an adjunct professor at Penn State University – Dickinson School of Law, where he teaches Advanced Appellate Advocacy. Mr. Neiman is a resident of Mount Gretna, PA.

105 Leader Heights Road, York, Pennsylvania 17403 www.peoplesbanknet.com